Exhibit 4.1


               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

                                                           CUSIP NO. 934641 10 1


                              WarpRadio.com, Inc.
          10,000,000 Authorized shares $0.001 Par Value Non-Assessable


This Certifies that

is the record holder of

Shares of WarpRadio.com, Inc. Common Stock transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:
                                              Countersigned by:
                                              Interwest Transfer Company
                                              1981 E. Murray-Holladay Road
                                              Salt Lake City, UT 84117

                                              By
                                                 -------------------------------
                                                 Authorized Signature


/s/  Denise Sutton                             /s/  Gregory J. Liptak
----------------------                         ---------------------------------
Secretary                                      President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according the applicable laws or regulations:

TEN COM - as tenants in common       UNIF GIFT MIN ACT -        Custodian for
                                                         (Cust.)         (Minor)
TEN ENT - as tenants by the entireties     under Uniform Gifts to Minors

JT TEN - as joint tenants with right of    Act of
         survivorship and not as tenants                (State)
         in common

    Additional abbreviations may also be used though not in the above list.

     For Value Received _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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--------------------------------------------------------------------------Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint__________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
       ----------------------------


NOTICE: SIGNATURES MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A BANK, OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENT.